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                      SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 30, 1998


                    Nutrition For Life International, Inc.
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            (Exact name of registrant as specified in its charter)


           Texas                    0-26362           76-0416176
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(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)               Number)            Identification No.)


                      9101 Jameel, Houston, Texas  77040
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            (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code (713) 460-1976
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Item 5.  Other Events.  Effective October 30, 1998, the Company entered into an
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agreement with Nightingale-Conant Corporation and certain of its affiliates, including Distributor Services, LLC. Among other things, the Administrative and Consulting Services Agreement, dated July 29, 1996, between Distributor Services and the Company has been terminated. The Administrative and Consulting Services Agreement granted Distributor Services with the exclusive right to produce the Company's recruiting and training materials and to sponsor distributor recruiting events. The Company will now directly conduct these activities. The Company expects, however, to continue to market certain Nightingale-Conant products.

The Company has agreed to pay Nightingale-Conant and Distributor Services $2,047,000 to satisfy all accounts payable and other amounts claimed by them for materials previously delivered to the Company, as well as for the purchase of all of Distributor Services' inventory of audiotapes and other materials used to promote the Company, and for cancellation of the Administrative and Consulting Services Agreement. Of this amount, $967,000 has been paid, and the balance of $1,080,000 will be payable in equal monthly installments over a 30 month period.

The Company also issued to Nightingale-Conant a five year warrant entitling Nightingale-Conant to purchase up to 290,000 shares of the Company's common stock at $5.50 per share. Nightingale-Conant agreed that it would not seek to acquire a controlling equity interest in the Company during the next five years without approval of the Company's Board of Directors. In addition to offering Nightingale-Conant products through its distributor network, the Company also agreed to use exclusively Nightingale-Conant's services for 30 months to reproduce tapes made by the Company for the Company's Business Training System program.


Item 7.  Financial Statements And Exhibits.
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         (c)   Exhibits.
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                                 Exhibit Index
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Exhibit
Number         Description
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10.24          Settlement and Release Agreement, dated October 30, 1998, among the Registrant, Distributor Services, L.L.C., Tru-Vantage
               International, L.L.C., Maximum Impact, L.L.C. and Nightingale-
               Conant Corporation.

10.25 Agreement, dated October 30, 1998, between Distributor Services, L.L.C. and the Registrant.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 1998                 NUTRITION FOR LIFE INTERNATIONAL, INC.
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                                        By: /s/ David O. Rodrigue
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                                            David O. Rodrigue
                                            Vice President and
                                            Chief Financial Officer